EXHIBIT 4.1

                                    [FRONT]

                           Form of Share Certificate

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                     [LOGO]

                               CUSIP NO. [sample]

                         GLOBAL GROUP ENTERPRISES CORP.

                  AUTHORIZED COMMON STOCK: 250,000,000 SHARES
                          PAR VALUE: $0.0001 PER SHARE

                              THIS CERTIFIES THAT

                                    [SAMPLE]

                   IS THE RECORD HOLDER OF __________________

   Shares of GLOBAL GROUP ENTERPRISES CORP. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



__________________________________     ____________________________________
Secretary                              President


            [GLOBAL GROUP ENTERPRISES CORP. CORPORATE SEAL FLORIDA]

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                                     [BACK]

Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

Additional abbreviations may also be used though not on the above list.

For Value Received, _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
(Please print or typewrite name and address, including zip code or assignee)

________________________________________________________________________________

_______________________________________________________  Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________  Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever

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